UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
THE SECURITIES EXCHANGE ACT OF 1934
(Amendment No.           )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a‑6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a‑12

RIGHTSIDE GROUP, LTD.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a‑6(i)(4) and 0‑11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0‑11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0‑11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on <mtgdate>.

You are receiving this communication because you hold

shares in the above named company.

This is not a ballot. You cannot use this notice to vote

these shares. This communication presents only an

overview of the more complete proxy materials that are

available to you on the Internet. You may view the proxy

materials online at www.proxyvote.com or easily request a

paper copy (see reverse side).

We encourage you to access and review all of the important

information contained in the proxy materials before voting.

Meeting Information

Meeting Type: <mtgtype>

For holders as of: <recdate>

Date: Time: <mtgtime>

Location:

0000278569_1 R1.0.1.25

RIGHTSIDE GROUP, LTD

RIGHTSIDE GROUP, LTD

5808 LAKE WASHINGTON BLVD. N.E.

SUITE 300

KIRKLAND, WA 98033

Annual Meeting

April 06, 2016

June 02, 2016

June 02, 2016 1:30 PM PDT

Woodmark Hotel

1200 Carillon Point

Kirkland, WA 98033

Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

How To Vote

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com

2) BY TELEPHONE: 1-800-579-1639

3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

0000278569_2 R1.0.1.25

1. Notice & Proxy Statement 2. and Form 10-K

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 19, 2016 to facilitate timely delivery.

Voting items

0000278569_3 R1.0.1.25

The Board of Directors recommends you vote

FOR the following:

1. Election of Directors

Nominees

01 David E. Panos 02 Richard C. Spalding

The Board of Directors recommends you vote FOR the following proposal:

2 To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2016.

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournment thereof.

0000278569_4 R1.0.1.25

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on <mtgdate>.

You are receiving this communication because you hold

shares in the above named company.

This is not a ballot. You cannot use this notice to vote

these shares. This communication presents only an

overview of the more complete proxy materials that are

available to you on the Internet. You may view the proxy

materials online at www.proxyvote.com or easily request a

paper copy (see reverse side).

We encourage you to access and review all of the important

information contained in the proxy materials before voting.

Meeting Information

Meeting Type: <mtgtype>

For holders as of: <recdate>

Date: Time: <mtgtime>

Location:

0000278569_1 R1.0.1.25

RIGHTSIDE GROUP, LTD

RIGHTSIDE GROUP, LTD

5808 LAKE WASHINGTON BLVD. N.E.

SUITE 300

KIRKLAND, WA 98033

Annual Meeting

April 06, 2016

June 02, 2016

June 02, 2016 1:30 PM PDT

Woodmark Hotel

1200 Carillon Point

Kirkland, WA 98033

Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

How To Vote

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com

2) BY TELEPHONE: 1-800-579-1639

3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

0000278569_2 R1.0.1.25

1. Notice & Proxy Statement 2. and Form 10-K

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 19, 2016 to facilitate timely delivery.

Voting items

0000278569_3 R1.0.1.25

The Board of Directors recommends you vote

FOR the following:

1. Election of Directors

Nominees

01 David E. Panos 02 Richard C. Spalding

The Board of Directors recommends you vote FOR the following proposal:

2 To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2016.

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournment thereof.

0000278569_4 R1.0.1.25

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on <mtgdate>.

You are receiving this communication because you hold

shares in the above named company.

This is not a ballot. You cannot use this notice to vote

these shares. This communication presents only an

overview of the more complete proxy materials that are

available to you on the Internet. You may view the proxy

materials online at www.proxyvote.com or easily request a

paper copy (see reverse side).

We encourage you to access and review all of the important

information contained in the proxy materials before voting.

Meeting Information

Meeting Type: <mtgtype>

For holders as of: <recdate>

Date: Time: <mtgtime>

Location:

0000278569_1 R1.0.1.25

RIGHTSIDE GROUP, LTD

RIGHTSIDE GROUP, LTD

5808 LAKE WASHINGTON BLVD. N.E.

SUITE 300

KIRKLAND, WA 98033

Annual Meeting

April 06, 2016

June 02, 2016

June 02, 2016 1:30 PM PDT

Woodmark Hotel

1200 Carillon Point

Kirkland, WA 98033

Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

How To Vote

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com

2) BY TELEPHONE: 1-800-579-1639

3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

0000278569_2 R1.0.1.25

1. Notice & Proxy Statement 2. and Form 10-K

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 19, 2016 to facilitate timely delivery.

Voting items

0000278569_3 R1.0.1.25

The Board of Directors recommends you vote

FOR the following:

1. Election of Directors

Nominees

01 David E. Panos 02 Richard C. Spalding

The Board of Directors recommends you vote FOR the following proposal:

2 To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2016.

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournment thereof.

0000278569_4 R1.0.1.25

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on <mtgdate>.

You are receiving this communication because you hold

shares in the above named company.

This is not a ballot. You cannot use this notice to vote

these shares. This communication presents only an

overview of the more complete proxy materials that are

available to you on the Internet. You may view the proxy

materials online at www.proxyvote.com or easily request a

paper copy (see reverse side).

We encourage you to access and review all of the important

information contained in the proxy materials before voting.

Meeting Information

Meeting Type: <mtgtype>

For holders as of: <recdate>

Date: Time: <mtgtime>

Location:

0000278569_1 R1.0.1.25

RIGHTSIDE GROUP, LTD

RIGHTSIDE GROUP, LTD

5808 LAKE WASHINGTON BLVD. N.E.

SUITE 300

KIRKLAND, WA 98033

Annual Meeting

April 06, 2016

June 02, 2016

June 02, 2016 1:30 PM PDT

Woodmark Hotel

1200 Carillon Point

Kirkland, WA 98033

Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

How To Vote

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com

2) BY TELEPHONE: 1-800-579-1639

3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

0000278569_2 R1.0.1.25

1. Notice & Proxy Statement 2. and Form 10-K

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 19, 2016 to facilitate timely delivery.

Voting items

0000278569_3 R1.0.1.25

The Board of Directors recommends you vote

FOR the following:

1. Election of Directors

Nominees

01 David E. Panos 02 Richard C. Spalding

The Board of Directors recommends you vote FOR the following proposal:

2 To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2016.

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournment thereof.

0000278569_4 R1.0.1.25

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on <mtgdate>.

You are receiving this communication because you hold

shares in the above named company.

This is not a ballot. You cannot use this notice to vote

these shares. This communication presents only an

overview of the more complete proxy materials that are

available to you on the Internet. You may view the proxy

materials online at www.proxyvote.com or easily request a

paper copy (see reverse side).

We encourage you to access and review all of the important

information contained in the proxy materials before voting.

Meeting Information

Meeting Type: <mtgtype>

For holders as of: <recdate>

Date: Time: <mtgtime>

Location:

0000278569_1 R1.0.1.25

RIGHTSIDE GROUP, LTD

RIGHTSIDE GROUP, LTD

5808 LAKE WASHINGTON BLVD. N.E.

SUITE 300

KIRKLAND, WA 98033

Annual Meeting

April 06, 2016

June 02, 2016

June 02, 2016 1:30 PM PDT

Woodmark Hotel

1200 Carillon Point

Kirkland, WA 98033

Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

How To Vote

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com

2) BY TELEPHONE: 1-800-579-1639

3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

0000278569_2 R1.0.1.25

1. Notice & Proxy Statement 2. and Form 10-K

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 19, 2016 to facilitate timely delivery.

Voting items

0000278569_3 R1.0.1.25

The Board of Directors recommends you vote

FOR the following:

1. Election of Directors

Nominees

01 David E. Panos 02 Richard C. Spalding

The Board of Directors recommends you vote FOR the following proposal:

2 To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2016.

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournment thereof.

0000278569_4 R1.0.1.25